UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 AMENDMENT NO. 2

                                       on

                                   FORM 8-K/A




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 18, 2003


                                    XOMA LTD.
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             (Exact name of registrant as specified in its charter)


                                     BERMUDA
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                 (State or other jurisdiction of incorporation)


              0-14710                                      52-2154066
     (Commission File Number)              (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                         94710
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(Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code            (510) 204-7200



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          (Former name or former address, if changed since last report)

Item 5.  Other Events

     As announced on December 18, 2003, Alexion Pharmaceuticals, Inc. and XOMA Ltd. agreed to collaborate for the development and commercialization of an antibody to treat chemotherapy-induced thrombocytopenia.

     A copy of the agreement governing the collaboration is attached hereto as
Exhibit 2 and incorporated herein by reference.

Item 7.  Exhibits

1.   Press Release dated December 18, 2003. *

2. Co-Development and Co-Commercialization Agreement, dated as of December 17, 2003, by and between Alexion Pharmaceuticals, Inc. and XOMA (US) LLC (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).



___________________

*    Previously filed.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 19, 2004                XOMA LTD.




                                      By:  /s/  Christopher J. Margolin
                                           ------------------------------
                                           Christopher J. Margolin
                                           Vice President, General
                                           Counsel and Secretary

                                  EXHIBIT INDEX


Number   Description
------   -----------

1.   Press Release dated December 18, 2003. *

2. Co-Development and Co-Commercialization Agreement, dated as of December 17, 2003, by and between Alexion Pharmaceuticals, Inc. and XOMA (US) LLC (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

___________________

*    Previously filed.